A Diversified Approach
      to Investing in
         Mid-Cap Stocks

In the past, index results have often outperformed many money managers. As a consequence, many investors have recognized the benefits of indexing- investing in a broad representation of stocks structured to mirror, as closely as possible, the price and yield performance of a market index.

For years, the S&P 500* Index has been used by professional money managers to measure the performance of a broad portion of the stock market. As interest in medium-capitalization (mid-cap) companies grew, in 1991 Standard & Poor's* created the S&P MidCap 400* Index to serve as a benchmark for mid-cap stocks.

The S&P MidCap Trust—

Defined Asset Funds® has a convenient way for you to own a broad portfolio of mid-cap stocks. Our S&P MidCap Trust seeks to track the performance of mid-cap stocks by holding virtually every stock in the Index. It is created for investors like you, who are looking for an opportunity to resemble the performance of a major market index at a reasonable cost.

The Benefits of Index Investing
Risk Reduction through Diversification

One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in 10 market sectors.

Convenience

When you invest in the S&P MidCap Trust, you don't have to select individual stocks or market sectors. You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.

Past Performance of the S&P Mid-Cap Truse #,**
One Year (March 31, 2000-March 31, 2001)		Five Year (March 31, 1996-March 31, 2001)		Since Fund Inception (February 19, 1992-March 31, 2001)
Total Return‡	-6.92%	Cumulative Total Return‡	111.16%	Cumulative Total Return‡‡	241.08%
Average Annualized Total Return‡	-9.01%	Average Annualized Total Return‡	15.59%	Average Annualized Total Return‡‡	14.12%
Securities markets have recently experienced considerable turbulence, and market prices of securities generally have declined significantly. It is possible that securities prices and Portfolio performance may continue to decline. More up-to-date performance information will be provided on our Web site and to financial professionals as it becomes available.

S&P MidCap Trust Advantages
Cost
The minimum investment is about $250, with sales charge discounts available for purchases of $25,000 or more.

Diversification
There is no need for multiple security purchases. This Trust offers diversification, with one price you can track weekly in Barron's or daily on the Web site address listed on the back panel.

Low Cost May Increase Total Return
This Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund, since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Monthly Income Or Reinvestment
The Trust pays income monthly, or you can elect to have dividend income and capital gains automatically reinvested into additional units of this Trust at the then-current market value. By reinvesting your income, you not only increase your holdings, you also gain the important benefits that monthly compounding can have on total return. Of course, dividends are not assured and the value of your investment may increase or decrease.

Liquidity
Your investment may be sold on any business day at the units' then-current market value, which may be more or less than your original cost.

*	"Standard & Poor's," "S&P 500" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
†	Maximum sales charge and expenses were deducted.
‡	Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges or taxes.
§	Average annualized total returns reflect deduction of maximum applicable sales charges but not any taxes.

About The S&P MidCap 400 Index

  Standard & Poor's Mid-Cap 400 Index was created on June 5, 1991.
  The Index measures the performance of 400 mid-sized companies (capitalization as of March 31, 2001 ranging from about $88 million to over $7 billion).||
  It represents 273 companies traded on the New York Stock Exchange, 122 over the NASDAQ National Market System and 5 on the American Stock Exchange. The market sectors included are materials, industrials, telecommunication services, consumer discretionary, consumer staples, energy, financials, health care, information technology, transportation and utilities.||,#
|| Source: FactSet

How the S&P MidCap 400 Index Is Calculated The S&P MidCap 400 Index is market-value weighted, which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the Index.

Ten Highest-Weighted Companies#,**
	Name of Issuer	Symbol	% of Total Market Value
1.	Genzyme Corp. (General Division)	GENZ	1.03%
2.	Electronic Arts, Inc.	ERTS	0.98
3.	SunGuard Data Systems, Inc.	SDS	0.85
4.	M&T Bank Corporation	MTB	0.85
5.	Millennium Pharmaceuticals, Inc.	MLNM	0.79
6.	Waters Corporation	WAT	0.79
7.	DTS Systems, Inc.	DST	0.78
8.	BJ Services Company	BJS	0.76
9.	R.J. Reynolds Tobacco Holdings, Inc.	RJR	0.74
10.	Telephone and Data Systems, Inc.	TDS	0.72
# Data incorporates changes made to the S&P MidCap 400 Index as of March 30, 2001
** Source: FactSet as of March 31, 2001
Start Indexing Today!
You can get started with $250. Call your financial professional to learn how the S&P MidCap Trust may help you meet your personal investment goals, and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. You may also download a prospectus from our Web site address listed on the back panel. Please read it carefully before you invest or send money.

Defining Your Risks
As with any equity investment, the value of your investment will fluctuate with the value of the underlying stocks. This Trust may not be appropriate for investors seeking capital preservation or high current income. There can be no assurance that this Trust will meet its objective.

Because of sales charges, expenses and commissions, as well as the fact that this Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.

Defining Your Costs
You will pay an up-front sales charge up to 2.25% and estimated annual operating expenses of $2.28 per 1,000 units as described in the prospectus.

Volume Purchase Discounts
For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:††

Less than $25,000	2.25%
$25,000 to $49,999	2.00
$50,000 to $74,999	1.75
$100,000 to $249,999	1.25
$250,000 to $999,999	1.00
$1,000,000 to $4,999,999	0.75
$5,000,000 to $14,999,999	0.75
$15,000,000 or more	0.25

Printed on Recycled Paper	32722SJ-4/01

© 2001 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service marks of Merrill Lynch & Co., Inc.